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                                                     Exhibit 10.6
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                                 PLEDGE AGREEMENT
                                   (SECURITIES)

PLEDGOR:  U.S. COMMUNICATIONS, INC.

ADDRESS:  1600 PROMENADE CENTER, 15TH FLOOR
          RICHARDSON, TEXAS  75080

DATE: DECEMBER 26, 1996

     THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated the above date, is entered into at between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Boulevard, Suite 950, Los Angeles, CA 90024, and the pledgor named above ("Pledgor"), whose address is set forth above.

     1. PLEDGE OF SECURITIES. Pledgor shall concurrently deliver to GBC the stock certificates and other securities listed on Exhibit A hereto, together with duly executed instruments of assignment thereof to GBC (which, together with all replacements and substitutions therefor are hereinafter referred to as the "Securities"). Pledgor hereby pledges to GBC and grants GBC a security interest in the Securities, and all rights and remedies relating to, or arising out of, any and all of the foregoing, and all proceeds thereof (collectively, the "Collateral") to secure the payment and performance of all "Obligations" (collectively, the "Obligations"), as defined in the Loan and Security Agreement between GBC and Pledgor and others dated December 26, 1996, and all extensions and renewals and modifications thereof (the "Loan Agreement"). Any and all stock dividends, rights, warrants, options, puts, calls, conversion rights and other securities and any and all property and money distributed or delivered with respect to the Securities or issued upon the exercise of any puts, calls, conversion rights, options, warrants or other rights included in or pertaining to the Securities shall be included in the term "Securities" as used herein and shall be subject to this Pledge Agreement, and Pledgor shall deliver the same to GBC immediately upon receipt thereof together with any necessary instruments of transfer; provided, however, that until an Event of Default (as hereinafter defined) shall occur, Pledgor may retain any dividends paid in cash or its equivalent, with respect to any stock included in the Securities and any interest paid with respect to any bonds, debentures or other evidences of indebtedness included in the Securities. Pledgor hereby acknowledges that the acceptance of the pledge of the Securities by GBC shall not constitute a commitment of any kind by GBC to permit Pledgor to incur Obligations.

     2. VOTING AND OTHER RIGHTS. Pledgor shall have the right to exercise all voting rights with respect to the Securities, provided no Event of Default (as hereinafter defined) has occurred. Upon the occurrence * of any Event of Default, GBC shall have the right (but not any obligation) to exercise all voting rights with respect to the Securities. Provided no Event of Default has occurred, Pledgor shall have the right to exercise all puts, calls, straddles, conversion rights, options, warrants, and other rights and remedies with respect to the Securities, provided Pledgor obtains the prior written consent of GBC thereto. GBC shall have no responsibility or liability whatsoever for the exercise of, or failure to exercise, any puts, calls, straddles, conversion rights, options, warrants, rights to vote or consent, or other rights with respect to any of the Securities. ** GBC shall have the right from time to time to transfer all or any part of the Securities to GBC's own name or the name of its nominee.

     *AND DURING THE CONTINUANCE

     **UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT

     3.   REPRESENTATIONS AND WARRANTIES.   Pledgor hereby represents and
warrants to GBC that Pledgor now has, and throughout the term of this Agreement will at all times have, good title to the Securities and the other Collateral, free and clear of any and all security interests, liens and claims of any kind whatsoever.


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              GREYROCK BUSINESS CREDIT                     PLEDGE AGREEMENT
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     4.   EVENTS OF DEFAULT.  If any one or more of the following events shall occur, any such event shall constitute an Event of Default and Pledgor shall provide GBC with immediate notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Pledgor or any of Pledgor's officers, employees or agents now or hereafter is incorrect, false, untrue or misleading in any material respect; or (b) Pledgor shall fail to promptly pay or perform when due part or all of any of the Obligations, or any default or event of default shall occur under the Loan Agreement or any other present or future instrument, document or agreement between GBC and Pledgor.

     5. REMEDIES. If an Event of Default shall occur, Pledgor shall give immediate written notice thereof to GBC. Upon the occurrence * of an Event of Default, and at any time thereafter, GBC shall have the right, without notice to or demand upon Pledgor, to exercise any one or more of the following remedies:
(a) accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by any agreement or instrument evidencing or relating to any of the same; (b) sell or otherwise dispose of the Securities, and other Collateral, at a public or private sale, for cash, or other property, or on credit, with the authority to adjourn or postpone any such sale from time to time without notice other than oral announcement at the time scheduled for sale. GBC may directly or through any affiliate purchase the Securities, and other Collateral, at any such public disposition, and if permissible under applicable law, at any private disposition. Pledgor and GBC hereby agree that it shall conclusively be deemed commercially reasonable for GBC, in connection with any sale or disposition of the Securities, to impose restrictions and conditions as to the investment intent of a purchaser or bidder, the ability of a purchaser or bidder to bear the economic risk of an investment in the Securities, the knowledge and experience in business and financial matters of a purchaser or bidder, the access of a purchaser or bidder to information concerning the issuer of the Securities, as well as legend conditions and stop transfer instructions restricting subsequent transfer of the Securities, and any other restrictions or conditions which GBC believes to be necessary or advisable in order to comply with any state or federal securities or other laws. Pledgor acknowledges that the foregoing restrictions may result in fewer proceeds being received upon such sale then would otherwise be the case. Pledgor hereby agrees to provide to GBC any and all information ** required by GBC in connection with any sales of Securities by GBC hereunder. If, after the occurrence of any Event of Default, Rule 144 promulgated by the Securities and Exchange Commission (or any other similar rule) is available for use by GBC in connection with the sales of any Securities hereunder, Pledgor agrees not to utilize Rule 144 in the sale of any securities held by Pledgor of the same class as the Securities, without the prior written consent of GBC. Any and all attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC in connection with the foregoing shall be added to and become a part of the Obligations and shall be due from Pledgor to GBC upon demand.

     *AND DURING THE CONTINUANCE OF

     **REASONABLY

     6. REMEDIES, CUMULATIVE; NO WAIVER. The failure of GBC to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to GBC by law.

     7. TERM. This Agreement and GBC's rights hereunder shall continue in full force and effect until all of the Obligations have been fully paid, performed and discharged and the Loan Agreement and all other agreements between Borrower and GBC have terminated. Upon termination, GBC shall * return the Collateral to Pledgor, with any necessary instruments of transfer.

     *PROMPTLY

     8. REVIVOR. If any payment made on any of the Obligations shall for any reason be required to be returned by GBC, whether on the ground that such payment constituted a preference or for any other reason, then for purposes of this Agreement, and notwithstanding any prior termination of this Agreement, such payment shall be treated as not having been made, and this Agreement shall in all respects be effective with respect to the Obligations as though such payment had not been made; and if any of the Collateral has been released or returned to Pledgor, then Pledgor shall return such Collateral to GBC, to be held and dealt with in accordance with the terms of this Agreement.

     9. GENERAL PROVISIONS. This Agreement and the documents referred to herein are the entire and only agreements between Pledgor and GBC with respect to the subject matter hereof, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, with respect to the subject matter hereof, which are not set forth herein or therein, are superseded hereby. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and GBC. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by GBC and its successors and assigns and shall be binding upon Pledgor and its successors and assigns; provided that Pledgor may not transfer any of its rights hereunder without the prior written consent of GBC. Paragraph headings are used herein for convenience only. Pledgor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. Pledgor shall upon demand reimburse GBC for all reasonable costs, fees and


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              GREYROCK BUSINESS CREDIT                     PLEDGE AGREEMENT
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expenses (including without limitation * attorneys' fees, whether or not suit be brought), which are incurred by GBC in connection with, or arising out of, this Agreement. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws (and not conflict of laws rules) of the State of California. Pledgor hereby agrees that all actions or proceedings relating directly or indirectly hereto may, at the option of GBC, be litigated in courts located within said State, and Pledgor hereby expressly consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or by certified or registered mailing directed to Pledgor at its last address known to GBC.

     *REASONABLE

     10. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. GBC AND PLEDGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND PLEDGOR; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR PLEDGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR PLEDGOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                                 EXHIBIT A

1,333 shares of the Common Stock of Southwest Long Distance Network, Inc.

which Pledgor represents and warrants represent 100% of the issued and outstanding stock of said corporation. Pledgor shall at all times during the term of this Agreement cause said stock to continue to represent 100% of the issued and outstanding stock of said corporation.


     PLEDGOR:

     U.S. COMMUNICATIONS, INC.

     BY  /s/ J. David Darnell
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     TITLE  Vice President
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     GBC:

     GREYROCK BUSINESS CREDIT
     Division of NationsCredit Commercial Corporation

     BY  /s/ Ian Schneider
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     TITLE  Chief Operating Officer
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